UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2025

AMMO, INC.

(Exact name of registrant as specified in charter)

Delaware	001-13101	83-1950534
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices / Zip Code)

(480) 947-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Loan Amendment

On April 18, 2025, AMMO, Inc., a Delaware corporation (the “Company”), entered into a Consent and Second Amendment to Loan and Security Agreement (the “Loan Amendment”) by and among the Company and other borrowers party thereto (collectively, the “Borrower”), and Sunflower Bank, N.A., as administrative agent and collateral agent (the “Agent”). The Loan Amendment amends that certain Loan and Security Agreement, dated as of December 29, 2019, by and among the Borrower, the Lenders and the Agent (as amended by the Loan Amendment, the “Loan Agreement”). Capitalized terms used in this Item 1.01 but not otherwise defined herein have the same definitions given to such terms in the Loan Agreement.

Pursuant to the Loan Amendment, the Borrower and the Agent agreed to, among other things: (i) release the Agent’s security interest in all collateral securing the Borrower’s obligations under the Loan Agreement upon consummation of the Transaction (as defined below); (ii) reduce all amounts available under the Revolving Line to zero dollars ($0.00) as of the effective date of the Loan Amendment; (iii) enter into an Amended and Restated Revolving Line Promissory Note in the amount of Five Million Dollars ($5,000,000.00), representing one hundred percent (100%) of the Revolving Line Commitment available under the Loan Agreement, executed by Borrower in favor of Agent as of the effective date of the Loan Amendment; and (iv) certain other amendments to Borrower’s customary covenants and obligations under the Loan Agreement that only take effect in the event the Revolving Line Availability is greater than zero dollars ($0.00).

The foregoing description of the Loan Amendment is not complete and is qualified in its entirety by reference to the Loan Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Asset Purchase Agreement

Also on April 18, 2025, the Company, together with its subsidiaries AMMO Technologies, Inc., an Arizona corporation (“AMMO Tech”), Enlight Group II, LLC d/b/a Jagemann Munition Components d/b/a Buythebullets, a Delaware limited liability company (“Enlight”), Firelight Group I, LLC, a Delaware limited liability company (“Firelight”, and together with AMMO Tech and Enlight, collectively, the “Sellers” and each a “Seller”, and the Sellers together with the Company, the “Seller Group”) entered into a First Amendment (the “First Amendment”) to that certain Asset Purchase Agreement among the Seller Group and Olin Winchester, LLC, a Delaware limited liability company (“Buyer”), dated January 20, 2025 (as amended by the First Amendment, the “Purchase Agreement”).

Pursuant to the First Amendment, Seller Group and Buyer agreed to, among other things: (i) the removal of the escrow mechanisms for the purchase price adjustments contemplated under the Purchase Agreement; (ii) the addition of a pre-closing inventory count rather than a post-closing inventory count; (iii) the revision of the net working capital adjustment provisions to agree upon certain pre-determined assets and liabilities and remove deductions for certain types of inventory and account for inventory based on the Company’s historical accounting practices; (iv) the addition of a reserve to adjust for upgrades to equipment and inventory issues; and (v) the addition of a purchase price adjustment collar in the event the final net working capital amount is less the estimated net working capital exceeds, which entitles the Buyer to receive from the Seller Group amounts in excess of the collar for such a shortfall.

Pursuant to the First Amendment, the Seller Group and Buyer also entered into to certain additional agreements, including, among other things: (a) the addition of a mutual non-disparagement provision; (b) the removal of the closing condition related to the process hazard analysis report and the amendment of one of the representations to account for such report; (c) the addition of a mutual release related to certain disputed items; and (d) the addition of an indemnification related to an item excluded from coverage in the representations and warranties insurance policy.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed herewith as Exhibit 2.2 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 18, 2025, the Company, together with the Sellers, completed the previously announced (i) sale of all assets of the Sellers related to the Sellers’ business of designing, manufacturing, marketing, distributing and selling ammunition and ammunition components (collectively, the “Ammunition Manufacturing Business”) along with certain assets of the Company related to the Ammunition Manufacturing Business, and (ii) assumption of certain liabilities of the Seller Group related to the Ammunition Manufacturing Business, for a gross purchase price of $75,000,000, subject to certain adjustments, including for estimated net working capital and real property costs and prorations and additional adjustments contemplated by the First Amendment (the “Transaction”) in accordance with the terms of the Purchase Agreement, as amended by the First Amendment. The assets acquired, and the liabilities assumed, by Buyer are those primarily related to the Ammunition Manufacturing Business, including the Ammunition Manufacturing Business’ dedicated manufacturing facility in Manitowoc, Wisconsin. The Company will continue to operate its online marketplace business associated with selling ammunition and firearms as a brokering agent or through direct sales through the Company’s subsidiary Speedlight Group I, LLC d/b/a GunBroker and its subsidiaries.

The foregoing description is only a summary and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Purchase Agreement has been included with this Current Report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, the Seller Group, Buyer, or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made solely for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties to the Purchase Agreement, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties to the Purchase Agreement that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Loan Amendment set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

On April 18, 2025, the Company issued a press release announcing the completion of the Transaction and providing additional updates with respect to the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

Statements contained or incorporated by reference in this report that are not statements of historical fact are considered “forward-looking statements” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, among others, statements about the expected benefits of the Transaction and statements about the Company’s plans, objectives, expectations and intentions for its business following consummation of the Transaction. These statements are based only on Company management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, risks associated with pending or threatened litigation related to the Transaction; unexpected costs, charges or expenses resulting from the Transaction; risks related to disruption of management time from ongoing business operations due to the Transaction; failure to realize the benefits expected from the Transaction; and effects of the completion of the Transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on June 13, 2024, and additional disclosures the Company makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law, the Company expressly disclaims any obligation or undertaking to any update forward-looking statements.

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Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

As a result of the Company’s ongoing, previously disclosed restatement of certain of its historical financial statements [(the “Restatement”)], the Company is unable to provide pro forma financial statements reflecting the Transaction. [The Company intends to provide the pro forma financial statements required by Item 9.01(b) following completion of the Restatement].

(d) Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated January 20, 2025, by and among AMMO Technologies, Inc., Enlight Group II, LLC, Firelight Group I, LLC, AMMO, Inc. and Olin Winchester, LLC, as amended**.
2.2	First Amendment to the Asset Purchase Agreement, dated April 18, 2025, by and among AMMO Technologies, Inc., Enlight Group II, LLC, Firelight Group I, LLC, AMMO, Inc. and Olin Winchester, LLC.
10.1	Consent and Second Amendment to Loan and Security Agreement, dated April 18, 2025, by and among AMMO, Inc. and Sunflower Bank, N.A.
99.1	Press Release, dated April 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
**	Portions of Exhibit 2.1 have been redacted in accordance with Item 601(b)(2)(ii) of Regulation S-K and certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMMO, INC.

Dated: April 18, 2025	By:	/s/ Jared R. Smith
Jared R. Smith
Chief Executive Officer

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